Phosphate prices have taken another large step up during the past several weeks. The published spot price of diammonium phosphate
(DAP) fob Tampa vessel jumped to $720 per tonne and the price of DAP fob Central Florida rail car climbed to $615 per ton in mid-January. The chart shows that the vessel price increased from $255 per tonne at the beginning of 2007 to the $435 per tonne range by mid-March 2007.
Prices traded around this level until mid-October and then took another step up to current values. The same pattern holds for domestic prices.
Price moves of this magnitude typically are not the result of a single factor but rather the combination of a number of demand-pull and supply-push developments. In this case, the extraordinary increase in phosphate demand and large increases in energy costs last year explain much of the first step-up in prices. More recently, a surge in raw materials costs (and even shortages) coupled with continued strong demand and persistently high energy prices are causing a second and even larger step-up in prices.
There are no signs of a let-up in momentum at this point. In fact, raw materials cost pressures continue to build and recent increases in crop prices bolster global demand prospects and reduce the likelihood that high phosphate prices will negatively impact demand this year.
The latest estimates from the International Fertilizer Industry Association
(IFA) indicate that global phosphate use will increase 13% or 4.7 million tonnes P
2
O
5
during the three years from 2006 through 2008. That is the
equivalent of adding another United States to world demand in just three years! Global use is projected to increase 4.1% per year during this three year period, more than double the 1.8% rate from 1995 to 2005.
Robust demand growth last year is evident in trade statistics. Although final numbers are not yet available, preliminary estimates indicate that processed phosphate import demand outside of China increased a whopping 14% or 2.6 million tonnes in 2007. Brazil led the charge.
Record crop prices and outstanding farm economics underpin the positive demand outlook. The 2008 new crop price of corn closed at
$5.15 per bu on January 18, up about $1.00 per bu since last fall. New crop soybeans closed at $12.56 per bu on the same day, up about $2.00 per bu in just the last month, and new crop wheat closed at $9.67 per bu on January 18, up about $1.50 per bu since the end of last year.
Enough said, but this is more than just a corn-soybean-wheat party. The
CBOT nearby rice contract has climbed into the $14.30 cwt range, up about $1.00 per cwt during the last month, and the nearby Malaysian palm oil contract has surged to around 3,400 ringgits per tonne (or about
47 cents per pound).
Why the Surge in Phosphate Prices?
January 18, 2008
Market Analysis and Strategic Planning
analysis@mosaicco.com
Extraordinary Global Demand Growth
Phosphate Prices
Take Another Step Up
World Less China Processed Phosphate Import Demand by Region
0
3
6
9
12
15
18
21
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
MMT
Asia less China L Amer Europe Oceania Other
Source: Fertecon, IFA and Mosaic
Processed phosphates include DAP, MAP and TSP
World Phosphate Use
27.5
30.0
32.5
35.0
37.5
40.0
42.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  IFA November 2007
MMT
P
2
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5
Diammonium Phosphate (DAP) Prices
100
200
300
400
500
600
700
800
00 01 02 03 04 05 06 07 08
$ ST
CFL
100
200
300
400
500
600
700
800
$ MT
TPA
fob Central Florida Rail fob Tampa Vessel
Source: Fertecon and Green Markets
Rice Future Prices
Daily Close of Nearby Option
3
5
7
9
11
13
15
95 96 97 98 99 00 01 02 03 04 05 06 07 08
$ CWT
Source: CBOT

Sharp run-ups in the costs of the three raw materials required to produce DAP – namely phosphate rock, sulphur and ammonia – are the main drivers of the recent step-up in phosphate prices. For example,
Moroccan producer OCP, the largest rock exporter by a wide margin, reported that it had settled 2008 rock contracts in the $170 to $210 per tonne fob port range. That is more than double contract prices of last year. Spot prices of sulphur delivered to Asia have increased more than five-fold from less than $100 per tonne at the start of 2007 to the mid-
$500 per tonne range today – a level unimaginable a few months ago.
Ammonia prices delivered to Tampa also climbed to record levels late last year and continue to rise to more than $500 per tonne so far this year.
These jaw-dropping increases have profound implications on phosphate costs, especially for non-integrated players or fabricators that do not mine phosphate rock. For example, we estimate that the cost of these three raw materials delivered to India has increased to almost $700 per tonne of DAP today, up from an average of about $135 per tonne five years ago and up from an average of more than $300 per tonne last year. These costs do not include import duties, discharge and transportation costs to the fabrication plant, other raw materials costs and plant processing costs.
Non-integrated fabricators, by our estimate, still account for almost one-
third of the world’s phosphate supply. As a result, the world requires output from these high cost players to meet demand and it is the marginal cost of these fabricators that will determine market price.
We estimate that U.S. phosphate use increased about 9% during the
2006/07 fertilizer year and will remain flat at this high level in 2007/08.
DAP and MAP shipments this year, however, are projected to increase about 8% because pipeline stocks were used to meet demand during the previous two years. In fact, shipments during the first half of this fertilizer year (Jul-Dec) were up a solid 25% from the low levels of a year earlier.
The combination of strong domestic shipments and steady if not spectacular offshore movement has resulted in a sharp drawdown of producer stocks. DAP and MAP inventories held by U.S. producers at both on- and off-site locations have declined to record or near-record lows since October 2006 and our forecasts indicate that stocks will remain at low levels for the rest of the 2007/08 fertilizer year.
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation;
adverse weather conditions affecting operations in central Florida or the Gulf Coast of the
United States, including potential hurricanes or excess rainfall; actual costs of closure of the
South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; accidents involving our operations, including brine inflows at our Esterhazy,
Saskatchewan potash mine as well as potential mine fires, floods, explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission.
Actual results may differ from those set forth in the forward-looking statements.
Increasingly Tight U.S. Situation
China Remains the Swing Factor
China Processed Phosphate Exports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  IFA and Mosaic
MMT
DAP MAP TSP
The chart shows that Chinese producers
supplied much of the increase in global
phosphate demand in 2007. In the process,
however, they likely shorted their domestic
customers by as much as one million tonnes of
phosphate by some accounts.
Chinese planners are battling a serious inflation
problem caused in part by large increases in
food prices. Planners clearly want to keep more
phosphate at home and have imposed an export
tax on DAP and MAP in order to slow exports.
Domestic producers, however, still have
incentive to export given the recent run-up in
world values. An export tax simply drives a
wedge between international and domestic
prices. Planners likely will have to impose
tougher policies such as export quotas to
achieve their objective.
A Surge in Raw Materials Costs
Raw Materials Cost
Non-Integrated Indian DAP Producer
0
100
200
300
400
500
600
700
2002 2007 2008
Source:  Fertecon and Mosaic
$ MT
Rock Sulphur Ammonia
U.S. DAP and MAP Producer Total Stocks
400
600
800
1000
1200
1400
1600
1800
2000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (2001/02-2005/06) 06/07 Actual 3-Yr Avg
Source: TFI and Mosaic
U.S. DAP and MAP Producer Total Stocks
400
600
800
1000
1200
1400
1600
1800
2000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (2002/03-2006/07) 07/08 Actual/Forecast 3-Yr Avg
Source: TFI and Mosaic